EX-28.j

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Nationwide Mutual Funds of our reports dated December 22, 2025, relating to the financial statements and financial highlights of the funds listed in Appendix A, which appears in Nationwide Mutual Funds’ Certified Shareholder Reports on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2026

Appendix A

Nationwide Mutual Funds

1. Nationwide Bailard International Equities Fund

2. Nationwide Bailard Cognitive Value Fund

3. Nationwide Bailard Technology & Science Fund

4. Nationwide BNY Mellon Dynamic U.S. Core Fund

5. Nationwide BNY Mellon Dynamic U.S. Equity Income Fund

6. Nationwide Bond Index Fund

7. Nationwide Destination 2030 Fund

8. Nationwide Destination 2035 Fund

9. Nationwide Destination 2040 Fund

10. Nationwide Destination 2045 Fund

11. Nationwide Destination 2050 Fund

12. Nationwide Destination 2055 Fund

13. Nationwide Destination 2060 Fund

14. Nationwide Destination 2065 Fund

15. Nationwide Destination 2070 Fund

16. Nationwide Destination Retirement Fund

17. Nationwide Fund

18. Nationwide Geneva Mid Cap Growth Fund

19. Nationwide Geneva Small Cap Growth Fund

20. Nationwide Government Money Market Fund

21. Nationwide GQG US Quality Equity Fund

22. Nationwide Inflation-Protected Securities Fund

23. Nationwide International Index Fund

24. Nationwide International Small Cap Fund

25. Nationwide Invesco Core Plus Bond Fund

26. Nationwide Investor Destinations Aggressive Fund

27. Nationwide Investor Destinations Conservative Fund

28. Nationwide Investor Destinations Moderate Fund

29. Nationwide Investor Destinations Moderately Aggressive Fund

30. Nationwide Investor Destinations Moderately Conservative Fund

31. Nationwide Loomis All Cap Growth Fund

32. Nationwide Loomis Core Bond Fund

33. Nationwide Loomis Short Term Bond Fund

34. Nationwide Mid Cap Market Index Fund

35. Nationwide NYSE Arca Tech 100 Index Fund

36. Nationwide WCM Focused Small Cap Fund

37. Nationwide S&P 500 Index Fund

38. Nationwide Global Sustainable Equity Fund (1)

39. Nationwide Small Cap Index Fund

40. Nationwide Strategic Income Fund

(1) Effective November 17, 2025, the fund was renamed Nationwide Schroders Global Equity Fund